AMENDMENT NO. 1 TO ASSET PURCHASE AGREEMENT

      This Amendment No. 1 to Asset Purchase Agreement ("Amendment") is made and entered into as of October 12, 2005, by and among Tectonic Network, Inc., a Delaware corporation and its subsidiary Tectonic Solutions, Inc., a Georgia corporation (each a Seller, and collectively the "Seller"), and Boston Equities Corporation, a Nevada corporation, or its designee (the "Buyer') with respect to the following facts:

      A. Seller and Buyer entered into that certain Asset Purchase Agreement dated as of October 3, 2005 (the "Agreement").

      B. Seller and Buyer now wish to amend the Agreement as set forth herein.

      IN CONSIDERATION OF the foregoing premises and mutual covenants contained herein and in the Agreement, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties to this Amendment agree as follows:

      1. Amendments to Agreement. The specific provisions of the Agreement indicated below are hereby amended as follows:

            (a) Purchase Price. Section 4.1 is hereby amended to provide as follows:

                  The total consideration to be paid by the Buyer for the Assets and the assumption of the Assumed Liabilities (the "Purchase Price") shall be cash in the amount of $1,350,000, plus any amounts outstanding under the Senior Secured Super-Priority
            Debtor-in-Possession Loan and Security Agreement of even date herewith between Seller and Buyer (the "Loan Agreement").

            (b) Break Up Fee. Section 9.5 is hereby amended to reduce the amount of the Break Up Fee from "One Hundred Thousand Dollars ($100,000)" to "Fifty Thousand Dollars ($50,000)."

            (c) Bidding Increment. Section 9.6, clause (i) is hereby amended to replace the amount "One Hundred Thousand Dollars ($100,000)" with the amount "Fifty Thousand Dollars ($50,000)".

            (d) Termination. Section 10.1(c) is hereby amended to provide as follows:

                  Buyer may terminate this Agreement by written notice to Seller if: (i) there is a material adverse effect on the Business or operations of Seller or Buyer becomes dissatisfied with the results of its due diligence investigation, (ii) there is a material, uncured default under the Loan Agreement, (iii) the Preliminary Order has not been entered by the Court by October 15, 2005, (iv) the Sale Order has not been entered by the Court prior to October 28, 2005, or (v) the Interim Order (as defined in the Loan Agreement) approving the loan under the Loan Agreement has not been entered by the Court by October 15, 2005.

            (d) Exhibit C. The list of Sellers Contracts in Exhibit C is amended to include the following contract:

                  MC Communications-agreement for AIA exhibit space in the
            amount of $3,600

      2. Impact on Other Provisions. All other terms and conditions of the Agreement not specifically amended by this Amendment shall remain in full force and effect.

      IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed by their authorized representatives as of the date first written above.

                                       TECTONIC NETWORK, INC.,
                                       a Delaware corporation
                                       as debtor and debtor-in-possession


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                                       By:
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                                       Its:
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                                       TECTONIC SOLUTIONS, INC.,
                                       a Georgia corporation
                                       as debtor and debtor-in-possession


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                                       By:
                                                ---------------------------
                                       Its:
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                                       BOSTON EQUITIES CORPORATION,
                                       a Nevada corporation


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                                       By:
                                                ---------------------------
                                       Its:
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